Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Supplement dated March 20, 2025
to the
TrueShares Active Yield ETF (ERNZ)
Summary Prospectuses, Prospectus, and Statement of Additional Information,
each dated April 24, 2024

a series of Listed Funds Trust

The Board of Trustees of Listed Funds Trust (the “Trust”) has approved an agreement and plan of reorganization providing for the reorganization of the TrueShares Active Yield ETF (the “Fund”) into a newly created series of Elevation Series Trust (the “Acquiring Fund”) (the “Reorganization”). The Reorganization is subject to the approval of shareholders of the Fund.

Each Acquiring Fund will have the same investment objective, principal investment strategies, principal risks and policies as its corresponding Fund. The existing portfolio manager of the Fund will continue to serve as portfolio manager for the Acquiring Fund, following the Reorganization.

Under the terms of the agreement and plan of reorganization approved by the Board of Trustees of the Trust, the Fund will transfer all of its assets and known liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. Shareholders of the Fund will thus effectively be converted into shareholders of the Acquiring Fund and will hold shares of the Acquiring Fund with the same net asset value as shares of the Fund that they held prior to the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for U.S. federal tax purposes.

A shareholder meeting will be scheduled for the purpose of voting on the Reorganization. If shareholders approve the Reorganization, the closing of the Reorganization is currently expected to occur in May of 2025. If shareholders do not approve the Reorganization of the Fund, then the Fund will not be reorganized into the Acquiring Fund and the Board of Trustees of the Trust will consider what further actions to take with respect to the Fund, including, but not limited to, continuing to operate the Fund within LiFT or the liquidation of the Fund. Shareholders of record will receive a proxy statement prior to the meeting, which will provide further details about the Acquiring Fund, shareholder meeting dates and voting details, as well as the Reorganization.

Please retain this supplement with your Summary Prospectus, Prospectus, and
Statement of Additional Information for future reference.